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                                                                Exhibit 10-M(2)

                             SECOND AMENDMENT
                                    TO
                           THE DANA CORPORATION
                       DIRECTORS' STOCK OPTION PLAN

                  Pursuant to resolutions of the Board of Directors adopted on October 21, 1996, the Dana Corporation Directors' Stock Option Plan (the "Directors Plan") is hereby amended, effective as of October
20, 1996, as set forth below.

                                   FIRST

                  Section 2 of the Directors Plan is hereby amended by deleting the definition of "Committee" contained therein and replacing such definition with the following:

                  "Committee" shall mean the Compensation Committee of the Board.

                                  SECOND

                  Section 8(d) of the Directors Plan is hereby amended by inserting a period (.) after the word "specify" in the last sentence thereof and deleting the remainder of the sentence.

                                   THIRD

                  Section 13 of the Directors Plan is hereby amended by deleting the last sentence thereof.

                  IN WITNESS WHEREOF, the undersigned has hereby executed this Second Amendment on behalf of the Corporation this 21st day of October 1996.

                                                     DANA CORPORATION

                                                      /s/   Martin J. Strobel
                                                      -------------------------

ATTEST:
   /s/ Mark  A.  Smith, Jr.
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